UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22427
MSAR Completion Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

MSAR Completion Portfolio

April 30, 2012

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 5.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Agriculture — 0.5%

Altria Group, Inc., 8.50%, 11/10/13	$1,000	$1,113,024

		$1,113,024

Beverages — 1.2%

Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$1,000	$1,191,136
Coca-Cola Refreshments USA, Inc., 1.125%, 11/12/13	1,200	1,206,136

		$2,397,272

Commercial Services — 0.5%

Western Union Co. (The), 6.50%, 2/26/14	$1,000	$1,097,896

		$1,097,896

Electric — 0.7%

PPL Energy Supply, LLC, 6.50%, 5/1/18	$1,200	$1,379,786

		$1,379,786

Entertainment — 0.6%

International Game Technology, 7.50%, 6/15/19	$1,100	$1,307,977

		$1,307,977

Office Equipment / Supplies — 0.7%

Xerox Corp., 6.40%, 3/15/16	$1,150	$1,323,863

		$1,323,863

Oil & Gas — 0.5%

Statoil ASA, 3.875%, 4/15/14	$1,000	$1,062,722

		$1,062,722

Retail — 1.1%

Home Depot, Inc., 5.25%, 12/16/13	$1,087	$1,170,039
Staples, Inc., 9.75%, 1/15/14	1,000	1,133,608

		$2,303,647

Total Corporate Bonds & Notes
(identified cost $11,470,029)		$11,986,187

Commercial Mortgage-Backed Securities — 49.7%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2002-2, Class A3, 5.118%, 7/11/43	$46	$45,927
BACM, Series 2003-1, Class A2, 4.648%, 9/11/36	2,895	2,946,820
BACM, Series 2003-2, Class A4, 5.061%, 3/11/41(1)	1,500	1,559,370
BACM, Series 2004-1, Class A4, 4.76%, 11/10/39	1,500	1,576,900
BACM, Series 2004-6, Class A5, 4.811%, 12/10/42	1,500	1,603,060
BACM, Series 2005-1, Class A5, 5.337%, 11/10/42(1)	1,750	1,921,222
BSCMS, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	1,812	1,826,383
BSCMS, Series 2003-T10, Class A2, 4.74%, 3/13/40	2,914	2,968,471
BSCMS, Series 2004-PWR4, Class A2, 5.286%, 6/11/41(1)	1,327	1,373,364
BSCMS, Series 2004-T14, Class A4, 5.20%, 1/12/41(1)	1,250	1,323,219
CGCMT, Series 2004-C1, Class A3, 5.251%, 4/15/40(1)	227	232,108
CGCMT, Series 2004-C1, Class A4, 5.533%, 4/15/40(1)	1,030	1,107,153
CGCMT, Series 2004-C2, Class A5, 4.733%, 10/15/41	1,300	1,396,680
CSFB, Series 2002-CP5, Class A2, 4.94%, 12/15/35	2,666	2,695,836
CSFB, Series 2003-C3, Class A5, 3.936%, 5/15/38	1,945	1,979,019
CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38	2,250	2,251,266
CSFB, Series 2003-C5, Class D, 5.116%, 12/15/36(1)	2,000	2,025,086
CSFB, Series 2004-C2, Class A2, 5.416%, 5/15/36(1)	1,300	1,387,133
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(1)	2,250	2,430,054
CSFB, Series 2004-C4, Class A5, 4.514%, 10/15/39	1,500	1,523,269
CSFB, Series 2005-C4, Class A3, 5.12%, 8/15/38(1)	156	156,206
GCCFC, Series 2002-C1, Class A4, 4.948%, 1/11/35	2,549	2,575,350
GCCFC, Series 2003-C1, Class D, 4.29%, 7/5/35(2)	1,250	1,271,109
GCCFC, Series 2003-C2, Class A3, 4.533%, 1/5/36	193	193,627
GECMC, Series 2002-2A, Class A3, 5.349%, 8/11/36	1,042	1,045,886
GECMC, Series 2002-2A, Class F, 6.019%, 8/11/36(1)(2)	2,000	2,009,586
GECMC, Series 2002-3A, Class A2, 4.996%, 12/10/37	1,796	1,817,631
GECMC, Series 2004-C1, Class A3, 4.596%, 11/10/38	937	973,162
GECMC, Series 2004-C2, Class A4, 4.893%, 3/10/40	1,260	1,337,109
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(1)	1,790	1,916,315
GECMC, Series 2005-C1, Class A3, 4.578%, 6/10/48	1,076	1,095,267
GMACC, Series 2002-C3, Class A2, 4.93%, 7/10/39	1,903	1,922,906
GMACC, Series 2004-C2, Class A2, 4.76%, 8/10/38	68	67,860
GMACC, Series 2004-C3, Class A5, 4.864%, 12/10/41	2,000	2,151,887
GSMS, Series 2003-C1, Class A3, 4.608%, 1/10/40	3,000	3,045,555
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(1)	1,850	1,997,490
JPMCC, Series 2002-C1, Class A3, 5.376%, 7/12/37	451	451,617
JPMCC, Series 2002-C3, Class A2, 4.994%, 7/12/35	1,804	1,828,288
JPMCC, Series 2002-CIB5, Class A2, 5.161%, 10/12/37	1,588	1,603,518
JPMCC, Series 2003-CB7, Class A4, 4.879%, 1/12/38(1)	1,888	1,972,266
JPMCC, Series 2003-LN1, Class A2, 4.92%, 10/15/37(1)	1,700	1,771,314
JPMCC, Series 2004-C1, Class A3, 4.719%, 1/15/38	1,000	1,045,534
JPMCC, Series 2004-CB8, Class A3, 4.007%, 1/12/39	362	364,517
JPMCC, Series 2005-CB11, Class A3, 5.197%, 8/12/37	1,084	1,119,585
JPMCC, Series 2005-LDP1, Class A3, 4.865%, 3/15/46	1,150	1,165,146
JPMCC, Series 2005-LDP3, Class A3, 4.959%, 8/15/42	770	795,939
LB-UBS, Series 2002-C4, Class A5, 4.853%, 9/15/31	2,500	2,521,225

See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2012

Portfolio of Investments (Unaudited) — continued

	Principal
	Amount
Security	(000’s omitted)	Value

LB-UBS, Series 2003-C1, Class A4, 4.394%, 3/15/32	$1,350	$1,376,286
LB-UBS, Series 2003-C7, Class A4, 4.931%, 9/15/35(1)	4,000	4,174,048
LB-UBS, Series 2004-C4, Class A4, 5.449%, 6/15/29(1)	2,000	2,148,225
MLMT, Series 2004-BPC1, Class A4, 4.724%, 10/12/41(1)	1,000	1,024,640
MSC, Series 2003-IQ4, Class A2, 4.07%, 5/15/40	1,350	1,378,939
MSC, Series 2003-IQ5, Class A4, 5.01%, 4/15/38	1,578	1,632,173
MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	1,250	1,315,506
MSC, Series 2004-IQ7, Class A4, 5.54%, 6/15/38(1)	1,250	1,331,939
MSC, Series 2004-IQ8, Class A5, 5.11%, 6/15/40(1)	2,250	2,414,027
MSDWC, Series 2003-HQ2, Class A2, 4.92%, 3/12/35	4,000	4,089,450
NASC, Series 1998-D6, Class A3, 7.529%, 3/15/30(1)	2,313	2,413,374
WBCMT, Series 2003-C5, Class A2, 3.989%, 6/15/35	2,089	2,133,979
WBCMT, Series 2004-C11, Class A5, 5.215%, 1/15/41(1)	1,500	1,610,170
WBCMT, Series 2004-C12, Class A4, 5.495%, 7/15/41(1)	2,065	2,222,636

Total Commercial Mortgage-Backed Securities
(identified cost $99,569,575)		$101,653,627

U.S. Treasury Obligations — 19.6%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Note, 0.625%, 7/31/12(3)	$40,000	$40,056,240

Total U.S. Treasury Obligations
(identified cost $40,055,234)		$40,056,240

Call Options Purchased — 0.0%(4)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	51	$1,485.00	5/19/12	$1,148
S&P 500 Index FLEX	47	1,515.00	5/1/12	0
S&P 500 Index FLEX	56	1,500.00	5/2/12	0
S&P 500 Index FLEX	53	1,495.00	5/4/12	0
S&P 500 Index FLEX	51	1,480.00	5/8/12	57
S&P 500 Index FLEX	51	1,485.00	5/9/12	63
S&P 500 Index FLEX	51	1,480.00	5/11/12	245
S&P 500 Index FLEX	51	1,492.00	5/16/12	440
S&P 500 Index FLEX	51	1,485.00	5/17/12	878
S&P 500 Index FLEX	51	1,477.00	5/22/12	3,251
S&P 500 Index FLEX	51	1,495.00	5/24/12	1,521
S&P 500 Index FLEX	47	1,505.00	5/25/12	903

Total Call Options Purchased
(identified cost $21,677)				$8,506

Put Options Purchased — 1.1%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	51	$1,245.00	5/19/12	$3,825
S&P 500 Index	348	1,200.00	12/22/12	1,200,600
S&P 500 Index	125	1,250.00	12/22/12	541,250
S&P 500 Index	75	1,300.00	12/22/12	415,125
S&P 500 Index FLEX	47	1,265.00	5/1/12	0
S&P 500 Index FLEX	56	1,250.00	5/2/12	0
S&P 500 Index FLEX	53	1,265.00	5/4/12	1
S&P 500 Index FLEX	51	1,225.00	5/8/12	20
S&P 500 Index FLEX	51	1,225.00	5/9/12	40
S&P 500 Index FLEX	51	1,220.00	5/11/12	105
S&P 500 Index FLEX	51	1,240.00	5/16/12	1,043
S&P 500 Index FLEX	51	1,230.00	5/17/12	1,023
S&P 500 Index FLEX	51	1,235.00	5/22/12	2,796
S&P 500 Index FLEX	51	1,265.00	5/24/12	6,605
S&P 500 Index FLEX	47	1,265.00	5/25/12	6,778

Total Put Options Purchased
(identified cost $4,211,026)				$2,179,211

Short-Term Investments — 23.7%

U.S. Treasury Obligations — 9.8%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.127%, 10/11/12	$20,000	$19,988,240

Total U.S. Treasury Obligations
(identified cost $19,988,454)		$19,988,240

Other — 13.9%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(5)	$28,400	$28,400,059

Total Other
(identified cost $28,400,059)		$28,400,059

Total Short-Term Investments
(identified cost $48,388,513)		$48,388,299

Total Investments — 99.9%
(identified cost $203,716,054)		$204,272,070

See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2012

Portfolio of Investments (Unaudited) — continued

Call Options Written — (0.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	51	$1,420.00	5/19/12	$(33,915)
S&P 500 Index FLEX	47	1,445.00	5/1/12	0
S&P 500 Index FLEX	56	1,435.00	5/2/12	(48)
S&P 500 Index FLEX	53	1,430.00	5/4/12	(1,598)
S&P 500 Index FLEX	51	1,415.00	5/8/12	(21,692)
S&P 500 Index FLEX	51	1,420.00	5/9/12	(18,280)
S&P 500 Index FLEX	51	1,415.00	5/11/12	(29,668)
S&P 500 Index FLEX	51	1,427.00	5/16/12	(24,987)
S&P 500 Index FLEX	51	1,420.00	5/17/12	(35,953)
S&P 500 Index FLEX	51	1,412.00	5/22/12	(61,446)
S&P 500 Index FLEX	51	1,430.00	5/24/12	(35,066)
S&P 500 Index FLEX	47	1,435.00	5/25/12	(27,822)

Total Call Options Written
(premiums received $383,068)				$(290,475)

Put Options Written — (0.0)%(4)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	51	$1,310.00	5/19/12	$(12,495)
S&P 500 Index FLEX	47	1,335.00	5/1/12	0
S&P 500 Index FLEX	56	1,315.00	5/2/12	0
S&P 500 Index FLEX	53	1,330.00	5/4/12	(141)
S&P 500 Index FLEX	51	1,290.00	5/8/12	(330)
S&P 500 Index FLEX	51	1,290.00	5/9/12	(543)
S&P 500 Index FLEX	51	1,285.00	5/11/12	(1,018)
S&P 500 Index FLEX	51	1,305.00	5/16/12	(5,888)
S&P 500 Index FLEX	51	1,295.00	5/17/12	(5,356)
S&P 500 Index FLEX	51	1,300.00	5/22/12	(10,947)
S&P 500 Index FLEX	51	1,330.00	5/24/12	(24,455)
S&P 500 Index FLEX	47	1,335.00	5/25/12	(26,779)

Total Put Options Written
(premiums received $399,138)				$(87,952)

Other Assets, Less Liabilities — 0.2%				$540,143

Net Assets — 100.0%				$204,433,786

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BACM	- Bank of America Commercial Mortgage, Inc.
BSCMS	- Bear Stearns Commercial Mortgage Securities, Inc.
CGCMT	- Citigroup Commercial Mortgage Trust
CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
FLEX	- FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
GCCFC	- Greenwich Capital Commercial Funding Corp.
GECMC	- General Electric Commercial Mortgage Corp.
GMACC	- GMAC Commercial Mortgage Securities, Inc.
GSMS	- Goldman Sachs Mortgage Securities Corp. II
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	- LB-UBS Commercial Mortgage Trust
MLMT	- Merrill Lynch Mortgage Trust
MSC	- Morgan Stanley Capital I
MSDWC	- Morgan Stanley Dean Witter Capital I
NASC	- Nomura Asset Securities Corp.
WBCMT	- Wachovia Bank Commercial Mortgage Trust

(1)	Weighted average fixed-rate coupon that changes/updates monthly.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2012, the aggregate value of these securities is $3,280,695 or 1.6% of the Portfolio’s net assets.

(3)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(4)	Amount is less than 0.05%.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2012.

See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2012

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2012

Unaffiliated investments, at value (identified cost, $175,315,995)	$175,872,011
Affiliated investment, at value (identified cost, $28,400,059)	28,400,059
Interest receivable	657,175
Interest receivable from affiliated investment	2,373
Receivable for variation margin on open financial futures contracts	73,047

Total assets	$205,004,665

Liabilities

Written options outstanding, at value (premiums received, $782,206)	$378,427
Payable to affiliates:
Investment adviser fee	127,237
Trustees’ fees	1,423
Accrued expenses	63,792

Total liabilities	$570,879

Net Assets applicable to investors’ interest in Portfolio	$204,433,786

Sources of Net Assets

Investors’ capital	$203,646,245
Net unrealized appreciation	787,541

Total	$204,433,786

See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2012

Statement of Operations (Unaudited)

Six Months Ended
Investment Income	April 30, 2012

Interest	$1,888,725
Interest allocated from affiliated investment	24,025
Expenses allocated from affiliated investment	(3,763)

Total investment income	$1,908,987

Expenses

Investment adviser fee	$1,135,504
Trustees’ fees and expenses	9,247
Custodian fee	115,883
Legal and accounting services	46,945
Miscellaneous	18,026

Total expenses	$1,325,605

Deduct —
Reduction of custodian fee	$9

Total expense reductions	$9

Net expenses	$1,325,596

Net investment income	$583,391

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(10,950,259)
Investment transactions allocated from affiliated investment	744
Written options	5,960,463
Financial futures contracts	(2,290,860)

Net realized loss	$(7,279,912)

Change in unrealized appreciation (depreciation) —
Investments	$1,598,081
Written options	271,288
Financial futures contracts	588,781

Net change in unrealized appreciation (depreciation)	$2,458,150

Net realized and unrealized loss	$(4,821,762)

Net decrease in net assets from operations	$(4,238,371)

See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2012

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2012	Year Ended
Increase (Decrease) in Net Assets	(Unaudited)	October 31, 2011

From operations —
Net investment income	$583,391	$1,491,968
Net realized gain (loss) from investment transactions, written options and financial futures contracts	(7,279,912)	6,212,126
Net change in unrealized appreciation (depreciation) from investments, written options and financial futures contracts	2,458,150	(5,779,748)

Net increase (decrease) in net assets from operations	$(4,238,371)	$1,924,346

Capital transactions —
Contributions	$94,143,953	$338,648,222
Withdrawals	(273,039,873)	(56,409,178)

Net increase (decrease) in net assets from capital transactions	$(178,895,920)	$282,239,044

Net increase (decrease) in net assets	$(183,134,291)	$284,163,390

Net Assets

At beginning of period	$387,568,077	$103,404,687

At end of period	$204,433,786	$387,568,077

See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2012

Supplementary Data

	Six Months Ended
	April 30, 2012		Year Ended	Period Ended
Ratios/Supplemental Data	(Unaudited)		October 31, 2011	October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.88	%(3)	0.92%	1.20	%(3)
Net investment income	0.39	%(3)	0.62%	1.90	%(3)
Portfolio Turnover	25	%(4)	32%	2	%(4)

Total Return	(1.19	)%(4)	0.90%	0.30	%(4)

Net assets, end of period (000’s omitted)	$204,434		$387,568	$103,405

(1)	For the period from the start of business, August 24, 2010, to October 31, 2010.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Annualized.
(4)	Not annualized.

See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

MSAR Completion Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2012, Eaton Vance Multi-Strategy Absolute Return Fund held a 98.6% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could

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Notes to Financial Statements (Unaudited) — continued

be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K Interim Financial Statements — The interim financial statements relating to April 30, 2012 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets up to $500 million that are subject to a written put spread and/or call spread strategy and at reduced rates on such daily net assets of $500 million or more. The investment adviser fee is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended April 30, 2012, the investment adviser fee amounted to $1,135,504 or 0.75% (annualized) of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. BMR pays PRA a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

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Notes to Financial Statements (Unaudited) — continued

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $29,965,232 and $31,018,066, respectively, for the six months ended April 30, 2012.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$205,160,698

Gross unrealized appreciation	$2,249,796
Gross unrealized depreciation	(3,138,424)

Net unrealized depreciation	$(888,628)

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at April 30, 2012 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at April 30, 2012 is as follows:

Futures Contracts
					Net Unrealized
Expiration					Appreciation
Month/Year	Contracts	Position	Aggregate Cost	Value	(Depreciation)

6/12	75 U.S. 10-Year Treasury Note	Long	$9,818,692	$9,921,094	$102,402
6/12	50 U.S. Ultra-Long Treasury Bond	Long	7,850,092	7,890,625	40,533
6/12	228 S&P 500 E-Mini Index	Short	(15,571,851)	(15,887,040)	(315,189)

					$(172,254)

Written options activity for the six months ended April 30, 2012 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	2,795	$2,868,566
Options written	16,590	10,472,252
Options exercised	(6,376)	(3,145,466)
Options expired	(11,787)	(9,413,146)

Outstanding, end of period	1,222	$782,206

At April 30, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

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Notes to Financial Statements (Unaudited) — continued

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Portfolio will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions. The Portfolio also entered into certain options and futures contracts to hedge against fluctuations in security prices of investments held by Eaton Vance Multi-Strategy Absolute Return Fund, for which the Portfolio serves as its completion portfolio.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against fluctuations in interest rates and to manage its effective duration, the Portfolio purchases and sells U.S. Treasury futures contracts and options thereon.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2012 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Futures Contracts	$—		$(315,189	)*
Equity Price	Purchased Options	2,187,717	(1)	—
Equity Price	Written Options	—		(378,427	)(2)

		$2,187,717		$(693,616)

Interest Rate	Futures Contracts	$142,935*		$—

		$142,935		$—

*	Amount represents cumulative unrealized apprieciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2012 was as follows:

		Realized Gain (Loss)		Change in Unrealized
		on Derivatives Recognized		Appreciation (Depreciation) on
Risk	Derivative	in Income		Derivatives Recognized in Income

Equity Price	Purchased Options	$(11,307,739	)(1)	$2,282,402	(4)
Equity Price	Written Options	5,865,032	(2)	288,594	(5)
Equity Price	Futures Contracts	(2,212,278	)(3)	445,846	(6)

Total		$(7,654,985)		$3,016,842

Interest Rate	Purchased Options	$(115,494	)(1)	$92,057	(4)
Interest Rate	Written Options	95,431	(2)	(17,306	)(5)
Interest Rate	Futures Contracts	(78,582	)(3)	142,935	(6)

Total		$(98,645)		$217,686

Statement of Operations location:

(1)	Net realized gain (loss) – Investment transactions.
(2)	Net realized gain (loss) – Written options.
(3)	Net realized gain (loss) – Financial futures contracts.

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Notes to Financial Statements (Unaudited) — continued

(4)	Change in unrealized appreciation (depreciation) – Investments.
(5)	Change in unrealized appreciation (depreciation) – Written options.
(6)	Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the six months ended April 30, 2012, which is indicative of the volume of this derivative type, was approximately $7,154,000.

The average number of purchased options contracts outstanding during the six months ended April 30, 2012, which is indicative of the volume of this derivative type, was approximately 3,000 contracts.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2012.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (Unaudited) — continued

At April 30, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$11,986,187	$—	$11,986,187
Commercial Mortgage-Backed Securities	—	101,653,627	—	101,653,627
U.S. Treasury Obligations	—	40,056,240	—	40,056,240
Call Options Purchased	1,148	7,358	—	8,506
Put Options Purchased	2,160,800	18,411	—	2,179,211
Short-Term Investments —
U.S. Treasury Obligations	—	19,988,240	—	19,988,240
Other	—	28,400,059	—	28,400,059

Total Investments	$2,161,948	$202,110,122	$—	$204,272,070

Futures Contracts	142,935	—	—	142,935

Total	$2,304,883	$202,110,122	$—	$204,415,005

Liability Description

Call Options Written	$(33,915)	$(256,560)	$—	$(290,475)
Put Options Written	(12,495)	(75,457)	—	(87,952)
Futures Contracts	(315,189)	—	—	(315,189)

Total	$(361,599)	$(332,017)	$—	$(693,616)

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At April 30, 2012, the value of investments transferred between Level 1 and Level 2, if any, during the six months then ended was not significant.

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April 30, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

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Board of Trustees’ Contract Approval — continued

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of MSAR Completion Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating activities in implementing the Portfolio’s investment strategy. With respect to the Sub-adviser, the Board considered its abilities in analyzing factors relevant to investing in put options on indices and selling call options on various indices, including the S&P 500 Index. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

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Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Portfolio Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2011 for the Portfolio. The Board concluded that the performance of the Portfolio was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the management fees and the Portfolio’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments. The subsidiary is managed by the Adviser pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on Portfolio expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Portfolio currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Portfolio to continue to benefit from economies of scale in the future.

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April 30, 2012

Officers and Trustees

Officers of MSAR Completion Portfolio

Payson F. Swaffield President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of MSAR Completion Portfolio

Ralph F. Verni Chairman Scott E. Eston Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout Harriett Tee Taggart

*	Interested Trustee

Item 2. Code of Ethics
Not required in this filing.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MSAR Completion Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: June 8, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: June 8, 2012

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: June 8, 2012